SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2005

                                      BAF

                                  (Depositor)

    (Issuer in respect of Mortgage Pass-Through Certificates, Series 2002-2)

                (Exact name of registrant as specified in charter)

Delaware                      333-38154-02                  54-2083953
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



101 N. Tryon St., Charlotte, NC                             28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-387-2111

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 25, 2005


                                      BAF


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated January 25, 2005


                             Payment Date: 01/25/05


          ------------------------------------------------------------
                      Banc of America Funding Corporation
               Mortgage Pass-Through Certificates, Series 2002-2
                      Bank of America, NA, Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1                  0.00    6.000000%             0.00          0.00            0.00       0.00       0.00
                        A2         38,216,054.24    6.000000%       730,090.08    191,080.27      921,170.35       0.00       0.00
                        A3          5,478,199.40    6.000000%             0.00          0.00            0.00       0.00       0.00
                        A4         14,675,000.00    6.000000%             0.00     73,375.00       73,375.00       0.00       0.00
                        A5            325,000.00    6.000000%             0.00      1,625.00        1,625.00       0.00       0.00
Residual                AR                  0.00    6.000000%             0.00          0.00            0.00       0.00       0.00
                        AIO        55,589,782.74    0.416910%             0.00     19,313.26       19,313.26       0.00       0.00
                        APO           166,559.75    0.000000%           337.32          0.00          337.32       0.00       0.00
                        SES        66,170,564.24    0.200000%             0.00     11,028.43       11,028.43       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          3,362,203.52    6.000000%         3,937.27     16,811.02       20,748.29       0.00       0.00
                        B2          1,535,448.49    6.000000%         1,798.07      7,677.24        9,475.31       0.00       0.00
                        B3            949,912.61    6.000000%         1,112.38      4,749.56        5,861.95       0.00       0.00
                        B4            511,491.41    6.000000%           598.98      2,557.46        3,156.43       0.00       0.00
                        B5            438,421.21    6.000000%           513.41      2,192.11        2,705.51       0.00       0.00
                        B6            512,274.26    6.000000%           599.76      2,561.37        3,161.13       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -         66,170,564.90     -              738,987.27    332,970.72    1,071,957.98     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1                  0.00              0.00
                                A2         37,485,964.16              0.00
                                A3          5,505,590.40              0.00
                                A4         14,675,000.00              0.00
                                A5            325,000.00              0.00
Residual                        AR                  0.00              0.00
                                AIO        54,985,499.82              0.00
                                APO           166,222.43              0.00
                                SES        65,458,967.84              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          3,358,266.25              0.00
                                B2          1,533,650.42              0.00
                                B3            948,800.23              0.00
                                B4            510,892.43              0.00
                                B5            437,907.80              0.00
                                B6            511,674.50              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -         65,458,968.63     -
--------------------------------------------------------------------------------

                             Payment Date: 01/25/05


          ------------------------------------------------------------
                      Banc of America Funding Corporation
               Mortgage Pass-Through Certificates, Series 2002-2
                      Bank of America, NA, Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1              0.00     6.000000% 05946XBF9     0.000000      0.000000      0.000000
                           A2     38,216,054.24     6.000000% 05946XBG7     9.368056      2.451822    480.996281
                           A3      5,478,199.40     6.000000% 05946XBH5     0.000000      0.000000  1,138.459553
                           A4     14,675,000.00     6.000000% 05946XBJ1     0.000000      5.000000  1,000.000000
                           A5        325,000.00     6.000000% 05946XBK8     0.000000      5.000000  1,000.000000
Residual                   AR              0.00     6.000000% 05946XBL6     0.000000      0.000000      0.000000
                           AIO    55,589,782.74     0.416910% 05946XBM4     0.000000      0.145670    414.728687
                           APO       166,559.75     0.000000% 05946XBN2     1.463159      0.000000    720.998991
                           SES    66,170,564.24     0.200000% BAMFUNDS      0.000000      0.073501    436.260939
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      3,362,203.52     6.000000% 05946XBP7     1.140906      4.871347    973.128442
                           B2      1,535,448.49     6.000000% 05946XBQ5     1.140906      4.871347    973.128442
                           B3        949,912.61     6.000000% 05946XBR3     1.140906      4.871347    973.128442
                           B4        511,491.41     6.000000% 05946XBS1     1.140906      4.871347    973.128442
                           B5        438,421.21     6.000000% 05946XBT9     1.140906      4.871347    973.128442
                           B6        512,274.26     6.000000% 05946XBU6     1.140659      4.871353    973.129935
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -      66,170,564.90       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                      Banc of America Funding Corporation
               Mortgage Pass-Through Certificates, Series 2002-2
                      Bank of America, NA, Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance        65,458,967.84    65,458,967.84
Loan count                    493              493
Avg loan rate           6.590142%             6.59
Prepay amount          634,069.91       634,069.91

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees        13,011.40        13,011.40
Sub servicer fees            0.00             0.00
Trustee fees               275.71           275.71


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           88.964676%           100.000000%             58,860,813.40
   -----------------------------------------------------------------------------
   Junior           11.035324%             0.000000%              7,301,191.64
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           5                   644,227.95
60 to 89 days                           0                         0.00
90 or more                              1                    54,804.85
Foreclosure                             2                   137,051.42

Totals:                                 8                   836,084.22
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            1,071,957.98          1,071,957.98
Principal remittance amount              738,987.27            738,987.27
Interest remittance amount               332,970.72            332,970.72